AMENDMENT NO. 2 TO

CONTROLLED COMPANY AGREEMENT

This AMENDMENT NO. 2 TO CONTROLLED COMPANY AGREEMENT (the “Amendment”) is dated as of December 19, 2024 (the “Effective Date”) by and among the parties listed on the signature pages hereto. Capitalized terms not otherwise defined herein shall have the meanings ascribed in the Controlled Company Agreement dated as of October 20, 2021 (as amended by Amendment No. 1 to Controlled Company Agreement, dated as of May 16, 2023, the “Controlled Company Agreement”).

WHEREAS, the Issuer and Stockholders entered into the Controlled Company Agreement to govern certain of their rights, duties and obligations with respect to their ownership of Shares after consummation of the Restructuring.

WHEREAS, each of 210/P10 Acquisition Partners, LLC, Souder Family LLC and Michael Feinglass is a Restricted Stockholder and desires to be released from the rights, duties and obligations under the Controlled Company Agreement as a Restricted Stockholder.

WHEREAS, pursuant to Section 4.1 of the Controlled Company Agreement, each of the parties to the Controlled Company Agreement are entering into this Amendment to amend the Controlled Company Agreement to, among other things, remove (a) board nomination and other rights of 210/P10 Acquisition Partners, LLC and (b) each of 210/P10 Acquisition Partners, LLC, Souder Family LLC and Michael Feinglass as a Restricted Stockholder on and after the Effective Date.

WHEREAS, in connection with its entry into this Amendment, 210/P10 Acquisition Partners, LLC has delivered to the Issuer an irrevocable instruction to convert all shares of Class B Common Stock held by it into shares of Class A Common Stock.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged the parties mutually agree as follows:

1.
Amendment Section 1.1. Section 1.1 of the Controlled Company Agreement is hereby amended by:
(a)
Deleting the definition of “210 Stockholders” in its entirety.
(b)
Deleting the definition of “210 Designee” in its entirety.
(c)
Deleting the definition of “Restricted Period” in its entirety.
2.
Amendment to Section 2.1. Section 2.1 of the Controlled Company Agreement is hereby amended by:
(a)
Deleting clause (a)(i) thereof in its entirety and replacing it with “[Reserved]”.
(b)
Deleting clause (a)(iv) thereof in its entirety and replacing it with “[Reserved]”.
3.
Amendment to Article III. Article III of the Controlled Company Agreement is hereby amended by deleting all sections thereof and replacing them with “[Reserved]”.
4.
Amendment to Section 4.6. Section 4.6 of the Controlled Company Agreement is hereby amended by deleting clause (a) thereof in its entirety and replacing it with the following:

“(a) if to the Issuer, to:

P10, Inc.

4514 Cole Avenue, Suite 1600

Dallas, Texas 75205

Attention: Chief Executive Officer

with a copy (which shall not constitute written notice) to:

Kramer Levin Naftalis & Frankel LLP

1177 Avenue of the Americas

New York, NY 10036

Attention: Todd E. Lenson

Email: tlenson@kramerlevin.com

”

5.
Effect on the Controlled Company Agreement.
(a)
From and after the Effective Date, the term “Restricted Stockholders” as used in the Controlled Company Agreement shall mean the Stockholders listed on the signature pages of this Amendment, other than 210/P10 Acquisition Partners, LLC, Souder Family LLC and Michael Feinglass. For the avoidance of doubt, from and after the Effective Date, none of 210/P10 Acquisition Partners, LLC, Souder Family LLC or Michael Feinglass shall have any rights under, or be bound by, the Controlled Company Agreement, and the Controlled Company Agreement shall be deemed terminated as to 210/P10 Acquisition Partners, LLC, Souder Family LLC and Michael Feinglass.
(b)
From and after the Effective Date, the term “RCP Stockholders” as used in the Controlled Company Agreement shall mean RCP Advisors 2, LLC and RCP Advisors 3, LLC, those parties listed on the signature pages of this Amendment under the heading RCP Stockholders, and any of their Permitted Transferees who hold Shares as of the applicable time.
(c)
The parties acknowledge and confirm that, as of the Effective Date, none of 210/P10 Acquisition Partners, LLC, Souder Family LLC or Michael Feinglass is a member of any “group” within the meaning of Section 13(d)(3) and related rules, with any other Stockholder by virtue of the Controlled Company Agreement or otherwise; provided that the foregoing acknowledgment and confirmation is not an admission of membership in such a group or affirmation of the existence of such a group by 210/P10 Acquisition Partners, LLC, Souder Family LLC, Michael Feinglass or any Stockholder at any time.
6.
Miscellaneous.
(a)
From and after the Effective Date, this Amendment shall become a part of the Controlled Company Agreement and shall be read together and shall have effect as if the provisions of the Controlled Company Agreement and this Amendment were contained in one agreement, and each reference in the Controlled Company Agreement to “this Agreement,” or “hereof,” “hereunder” or words of like import, and each reference in any other document to the Controlled Company Agreement, shall mean and be a reference to such Controlled Company Agreement, as amended or modified hereby. In the event of any inconsistencies between the provisions of this Amendment and the Controlled Company Agreement, the provisions of this Amendment shall control. However, except as expressly amended or modified by this Amendment, the Controlled Company Agreement shall continue in full force and effect and govern the parties’ relationship with respect to matters addressed in the Controlled Company Agreement.
(b)
This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile or other electronic transmission shall be deemed to be an original signature hereto.

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IN WITNESS WHEREOF, each of the undersigned has executed this Agreement or caused this Agreement to be executed on its behalf as of the date first written above.

ISSUER:

P10, INC.

By: /s/ Amanda Coussens
Name: Amanda Coussens
Title: Chief Financial Officer

[Signature Page to Amendment No. 2 to Controlled Company Agreement]

210/P10 ACQUISITION PARTNERS, LLC

By: 210 Capital, LLC

Its: Sole Member

By: Covenant RHA Partners, L.P.

Its: Member

By: /s/ Robert Alpert
Name: Robert Alpert
Title: Authorized Signatory

By: CCW/LAW Holdings, LLC

Its: Member

By: /s/ C. Clark Webb
Name: C. Clark Webb
Title: Authorized Signatory

Souder Family LLC

By: /s/ William F. Souder
Name: William F. Souder
Title: Trustee

Michael Feinglass

/s/ Michael Feinglass
Michael Feinglass

[Signature Page to Amendment No. 2 to Controlled Company Agreement]

RCP Stockholders:

/s/ David McCoy
David McCoy

/s/ Alexander Abell
Alexander Abell

/s/Andrew Nelson
Andrew Nelson

/s/ Nell Blatherwick
Nell Blatherwick

Thomas P. Danis, Jr. Revocable Living Trust dated March 10, 2003, as amended

By: /s/ Thomas P. Danis, Jr.
Name: Thomas P. Danis, Jr.
Title: Trustee

Charles K. Huebner Trust dated January 16, 2001

By: /s/ Charles K. Huebner
Name: Charles K. Huebner
Title: Trustee

Jon I. Madorsky Revocable Trust dated December 1, 2008

By: /s/ Jon I. Madorsky
Name: Jon I. Madorsky
Title: Trustee

[Signature Page to Amendment No. 2 to Controlled Company Agreement]

TrueBridge Stockholders:

TrueBridge Colonial Fund, u/a dated 11/15/2015

By: /s/ Edwin Poston
Name: Edwin Poston
Title: GP

Mel Williams Irrevocable Trust u/a/d August 12, 2015

By: Alliance Trust Company, its Trustee

By: /s/ Mel A. Williams
Name: Mel Williams
Title: Manager

TrueBridge Ascent LLC

By: /s/ Edwin Poston
Name: Edwin Poston
Title: General Partner

MAW Management Co.

By: /s/ Mel A. Williams
Name: Mel A. Williams
Title: Manager

[Signature Page to Amendment No. 2 to Controlled Company Agreement]